UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06349

Name of Fund: Merrill Lynch Latin America Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Latin America Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 11/30/05

Item 1 - Report to Stockholders

                            Merrill Lynch
                            Latin America Fund, Inc.

Annual Report
November 30, 2005

Merrill Lynch Latin America Fund, Inc.

Portfolio Information as of November 30, 2005

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Petroleo Brasileiro SA .......................................          13.8%
Companhia Vale do Rio Doce
   (Preference 'A' Shares) ...................................          10.7
America Movil, SA de CV ......................................           7.6
Cemex, SA de CV ..............................................           5.8
Banco Bradesco SA ............................................           4.7
Wal-Mart de Mexico, SA de CV .................................           3.6
Telefonos de Mexico, SA de CV ................................           3.3
Banco Itau Holding Financeira SA .............................           3.1
Grupo Televisa, SA ...........................................           2.9
Usinas Siderurgicas de Minas
   Gerais SA Preferred Class A ...............................           2.5
--------------------------------------------------------------------------------

Five Largest Industries                                               Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Metals & Mining ..............................................          15.4%
Oil & Gas ....................................................          14.1
Banks ........................................................          11.8
Wireless Telecommunication
   Services ..................................................           8.2
Multiline Retail .............................................           6.6
--------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease.

                                                                Percent of Total
Geographic Allocation                                             Investments
--------------------------------------------------------------------------------
Brazil .......................................................       59.2%
Mexico .......................................................       30.7
Chile ........................................................        5.4
Argentina ....................................................        2.1
Colombia .....................................................        0.8
Venezuela ....................................................        0.2
Other* .......................................................        1.6
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term securities.


2       MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:

Total Returns as of November 30, 2005                              6-month    12-month
======================================================================================
U.S. equities (Standard & Poor's 500 Index)                         + 5.88%    + 8.44%
--------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                        +10.47     + 8.14
--------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)     +11.23     +13.25
--------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                 - 0.48     + 2.40
--------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)      + 0.36     + 3.88
--------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)      + 2.33     + 2.94
--------------------------------------------------------------------------------------

With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                            Sincerely,


                            /s/ Robert C. Doll, Jr.
                            Robert C. Doll, Jr.
                            President and Director


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005           3

A Discussion With Your Fund's Portfolio Manager

      The Fund provided excellent total returns for the fiscal year, outpacing its benchmark and the Lipper Latin American Funds category average with 12-month returns exceeding 65%.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2005, Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +67.10%, +65.91%, +65.90% and +67.55%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outperformed the +60.93% return of its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Latin America Index, and the +64.00% average return of the Lipper Latin American Funds category for the 12-month period. (Funds in this Lipper category concentrate their investments in equity securities with primary trading markets or operations in the Latin American region or in a single country within this region.) The bulk of the outperformance relative to the MSCI EM Latin America Index was the result of strong stock selection across our three major markets -- Brazil, Mexico and Chile -- as well as maintaining an overweight position in Brazil and an underweight position in Chile.

For the third year in a row, Latin America ranked among the top-performing equity markets in the world. The region continued to benefit from improved fiscal discipline and an aggregate current account surplus. At the company level, the combination of attractive valuations, healthy balance sheets, increased focus on corporate governance and strong earnings growth made Latin America a target for dedicated regional investors and global investors alike. Overall, the markets enjoyed strong liquidity combined with attractive valuations and positive macro/micro scenarios.

What changes were made to the portfolio during the period?

During the past year, we maintained our largest overweight position in Brazil, varying between roughly 600 and 750 basis points (6% - 7.50%) above the benchmark allocation. Our position in Mexico remained close to neutral throughout the year, at plus or minus 100 basis points. We maintained a nearly 300 basis point underweight position in Chile for most of the year. In general, we found that the remaining markets in the region offered few compelling investment opportunities. While we rotated some of the positions intra-country, the overall make-up of the portfolio remained relatively stable throughout the year.

In Brazil, we finished the year toward the high end of our overweight range at around 700 basis points. Over the course of the 12 months, we maintained our overweight in stocks benefiting from the strong commodity cycle, such as iron ore giant Companhia Vale do Rio Doce (CVRD) and Brazil's highly efficient steel producers. Our two largest positions in Brazil are Petrobras and CVRD. Oil giant Petrobras continues to trade at a large discount to its emerging markets peers despite strong growth and an aggressive capital expenditure program to increase production. CVRD, the world's largest iron ore producer, should benefit as we expect iron ore prices to remain strong for at least another two to three years. As the Brazilian central bank started easing monetary policy in September 2005, we increased our exposure to stocks that we believe should benefit from a domestic economic recovery -- retailers, construction and consumer staples, to name a few.


4       MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

In Mexico, we finished the year with an overweight of approximately 100 basis points. We maintained above- average exposure to the homebuilding sector throughout the year, added infrastructure-related stocks, and increased our exposure to the cement sector. We expect that these sectors will be least affected by any Mexican economic slowdown that may arise from a deceleration in the U.S. economy. The government's infrastructure account, funded with above-budget oil revenues, should allow these sectors to continue to do well into next year's presidential election.

In Chile, we were able to add a few new names to the portfolio through equity offerings, but continue to find valuations in that country to be excessive. Colombia is our favorite small market, but continues to offer few liquid opportunities.

How would you characterize the portfolio's position at the close of the period?

The Fund is positioned to benefit from the combination of attractive valuations, strong earnings growth, and falling interest rates in Brazil. In our view, Brazil's 2006 election will not come close to being the market-moving event experienced with the 2002 election. Brazilians view President Lula as a proven commodity and his re-election should be priced in by the markets. On the other hand, if former President Cardoso's party, the Brazilian Social Democracy Party, returns to the presidency, we believe this could be a positive catalyst for further re-rating of the Brazilian market. In addition, we have been able to further diversify our holdings in Brazil through the many initial public offerings and secondary offerings taking place in that market, increasing market depth as well as overall liquidity. For all these reasons, we continue to have a majority of the Fund's holdings in Brazil, our largest country overweight.

In Mexico, the Fund is positioned to benefit from infrastructure spending as well as further growth in home ownership. We expect that the homebuilders in the portfolio will continue to experience margin expansion as larger portions of their revenues come from the middle-income segment, due to an increase in mortgage availability from the private banking system. Our weighting in Mexico is similar to that of our benchmark, based on what we believe to be fair valuations and the expectation for some market volatility surrounding the July 2006 presidential elections.

In Chile, we are positioned to benefit from increased economic activity. Copper prices have remained high (and moved much higher than market expectations), which should result in continued strong growth in the Chilean economy. While there are no liquid copper miners in the Chilean stock exchange, our holdings tend to be consumer related and should benefit from the country's economic strength. In addition, many of our Chilean holdings provide us with exposure to the recovering Argentine economy.

We thank you for your interest in Merrill Lynch Latin America Fund, Inc., and we look forward to updating you again in our next report to shareholders.

William M. Landers, CFA
Vice President and Portfolio Manager

December 13, 2005


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005           5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                  6-Month        12-Month       10-Year
As of November 30, 2005                         Total Return   Total Return   Total Return
==========================================================================================
ML Latin America Fund, Inc. Class A Shares*        +41.71%        +67.10%       +303.20%
------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares*        +41.21         +65.91        +277.81
------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares*        +41.18         +65.90        +272.05
------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class I Shares*        +41.93         +67.55        +313.26
------------------------------------------------------------------------------------------
MSCI EM Latin America Index**                      +39.81         +60.93        +297.55
------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.


6       MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

Performance Data (concluded)

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C and Class I Shares compared to growth of an investment in the MSCI EM Latin America Index. Values are from November 1995 to November 2005:

Total Return Based on a $10,000 Investment

                       ML Latin                    ML Latin                   ML Latin                   ML Latin           MSCI EM
           America Fund, Inc.+--      America Fund, Inc.+--      America Fund, Inc.+--      America Fund, Inc.+--      Latin America
                 Class A Shares*            Class B Shares*            Class C Shares*            Class I Shares*            Index++
10/95                    $ 9,475                    $10,000                    $10,000                    $ 9,475            $10,000
10/96                    $11,556                    $12,085                    $12,085                    $11,578            $12,231
10/97                    $14,030                    $14,564                    $14,566                    $14,100            $15,544
10/98                    $ 9,836                    $10,133                    $10,128                    $ 9,908            $11,658
10/99                    $12,636                    $12,901                    $12,905                    $12,755            $14,767
10/00                    $12,978                    $13,151                    $13,151                    $13,143            $13,607
10/01                    $11,541                    $11,607                    $11,606                    $11,716            $12,777
10/02                    $10,133                    $10,104                    $10,102                    $10,306            $10,781
10/03                    $15,729                    $15,556                    $15,557                    $16,037            $17,237
10/04                    $22,862                    $22,609                    $22,426                    $23,370            $24,703
10/05                    $38,204                    $37,781                    $37,205                    $39,157            $39,755

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                          Return Without     Return With
                                           Sales Charge     Sales Charge**
==========================================================================
Class A Shares*
==========================================================================
One Year Ended 11/30/05                       +67.10%          +58.33%
--------------------------------------------------------------------------
Five Years Ended 11/30/05                     +24.10           +22.77
--------------------------------------------------------------------------
Ten Years Ended 11/30/05                      +14.96           +14.34
--------------------------------------------------------------------------

                                               Return           Return
                                            Without CDSC      With CDSC++
==========================================================================
Class B Shares+
==========================================================================
One Year Ended 11/30/05                       +65.91%          +61.91%
--------------------------------------------------------------------------
Five Years Ended 11/30/05                     +23.12           +22.95
--------------------------------------------------------------------------
Ten Years Ended 11/30/05                      +14.22           +14.22
--------------------------------------------------------------------------

                                               Return           Return
                                            Without CDSC      With CDSC++
==========================================================================
Class C Shares+++
==========================================================================
One Year Ended 11/30/05                       +65.90%          +64.90%
--------------------------------------------------------------------------
Five Years Ended 11/30/05                     +23.12           +23.12
--------------------------------------------------------------------------
Ten Years Ended 11/30/05                      +14.04           +14.04
--------------------------------------------------------------------------

                                          Return Without     Return With
                                           Sales Charge     Sales Charge**
==========================================================================
Class I Shares*
==========================================================================
One Year Ended 11/30/05                       +67.55%          +58.75%
--------------------------------------------------------------------------
Five Years Ended 11/30/05                     +24.40           +23.07
--------------------------------------------------------------------------
Ten Years Ended 11/30/05                      +15.25           +14.63
--------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.
+++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005           7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                 Expenses Paid
                                                           Beginning            Ending         During the Period*
                                                          Account Value      Account Value      June 1, 2005 to
                                                          June 1, 2005     November 30, 2005   November 30, 2005
=================================================================================================================
Actual
=================================================================================================================
Class A                                                      $1,000            $1,417.10            $10.18
-----------------------------------------------------------------------------------------------------------------
Class B                                                      $1,000            $1,412.10            $14.88
-----------------------------------------------------------------------------------------------------------------
Class C                                                      $1,000            $1,411.80            $14.81
-----------------------------------------------------------------------------------------------------------------
Class I                                                      $1,000            $1,419.30            $ 8.67
=================================================================================================================
Hypothetical (5% annual return before expenses)**
=================================================================================================================
Class A                                                      $1,000            $1,016.68            $ 8.49
-----------------------------------------------------------------------------------------------------------------
Class B                                                      $1,000            $1,012.77            $12.41
-----------------------------------------------------------------------------------------------------------------
Class C                                                      $1,000            $1,012.82            $12.36
-----------------------------------------------------------------------------------------------------------------
Class I                                                      $1,000            $1,017.93            $ 7.23
-----------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.68% for Class A, 2.46% for Class B, 2.45% for Class C and 1.43% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

Consolidated Schedule of Investments                           (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held      Value
================================================================================
Argentina--2.1%
            Electric Utilities--0.1%
            Endesa Costanera SA (b)                    300,498      $    381,922
            --------------------------------------------------------------------
            Integrated Telecommunication
            Services--0.5%
            Telecom Argentina Stet--France
             Telecom SA (a)(b)(d)                      109,000         1,452,970
            --------------------------------------------------------------------
            Oil--1.5%
            Tenaris SA (a)                              41,500         4,639,700
            --------------------------------------------------------------------
            Total Common Stocks in Argentina                           6,474,592
================================================================================
Brazil--58.8%
            Airlines--0.8%
            Gol-Linhas Aereas Inteligentes SA (a)       41,500         1,888,665
            Tam SA (b)                                  30,671           536,687
                                                                    ------------
                                                                       2,425,352
            --------------------------------------------------------------------
            Apparel, Accessories & Luxury
            Goods--0.0%
            Empresa Nacional de Comercio
             Redito e Participacoes SA
             (Preferred) (b)                        12,284,085            83,725
            --------------------------------------------------------------------
            Banks--10.0%
            Banco Bradesco SA (a)                      239,000        14,674,600
            Banco Itau Holding Financeira SA (a)       379,000         9,611,440
            Uniao de Bancos Brasileiros SA (a)         109,000         6,740,560
                                                                    ------------
                                                                      31,026,600
            --------------------------------------------------------------------
            Beverages--2.4%
            Cia de Bebidas das Americas (a)             29,500           977,925
            Cia de Bebidas das Americas
             (Preferred) (a)                           166,000         6,507,200
                                                                    ------------
                                                                       7,485,125
            --------------------------------------------------------------------
            Chemicals--0.5%
            Braskem SA                                 185,000         1,672,801
            --------------------------------------------------------------------
            Cosmetics & Toiletries--0.8%
            Natura Cosmeticos SA                        61,500         2,623,978
            --------------------------------------------------------------------
            Diversified Consumer
            Services--0.6%
            Bradespar SA                                66,000         1,799,346
            --------------------------------------------------------------------
            Diversified Telecommunication
            Services--3.2%
            Brasil Telecom Participacoes SA         84,666,000         1,034,858
            Tele Norte Leste Participacoes SA          227,000         5,672,937
            Telemar Norte Leste SA
             (Preferred, Class A)                      110,000         3,248,319
                                                                    ------------
                                                                       9,956,114
            --------------------------------------------------------------------
            Electric Utilities--2.8%
            AES Tiete SA                            77,610,000         1,692,693
            CPFL Energia SA (a)                         56,500         1,936,255
            Cia Energetica de Minas Gerais (a)          71,000         2,885,440
            EDP--Energias do Brasil SA (b)             178,001         2,143,323
                                                                    ------------
                                                                       8,657,711
            --------------------------------------------------------------------
            Foods--0.6%
            Perdigao SA (Preferred)                     62,500         1,976,554
            --------------------------------------------------------------------
            Industrial Materials--0.2%
            Marcopolo SA                               353,000           761,882
            --------------------------------------------------------------------
            Insurance--0.7%
            Porto Seguro SA                            178,000         2,086,696
            --------------------------------------------------------------------
            Internet & Catalog Retail--0.5%
            Submarino SA (b)                            91,000         1,529,071
            --------------------------------------------------------------------
            Machinery--0.8%
            Iochpe Maxion SA                           105,000           749,046
            Weg SA                                     477,000         1,636,382
                                                                    ------------
                                                                       2,385,428
            --------------------------------------------------------------------
            Metals & Mining--13.9%
            Cia Siderurgica Belgo Mineira            3,595,000         2,170,917
            Companhia Vale do Rio Doce
             (Preference 'A' Shares) (a)               882,000        33,374,880
            Usinas Siderurgicas de Minas Gerais
             SA (Preferred, Class A)                   331,000         7,775,672
                                                                    ------------
                                                                      43,321,469
            --------------------------------------------------------------------
            Multiline Retail--2.0%
            Lojas Americanas SA                     83,658,000         2,326,367
            Lojas Renner SA                            114,000         3,833,152
                                                                    ------------
                                                                       6,159,519
            --------------------------------------------------------------------
            Oil & Gas--14.1%
            Petroleo Brasileiro SA (a)                 700,000        43,120,000
            Ultrapar Participacoes SA                   57,500           927,504
                                                                    ------------
                                                                      44,047,504
            --------------------------------------------------------------------
            Paper--0.8%
            Klabin SA                                  578,000         1,129,317
            Suzano Bahia Sul Papel e Celulose SA       241,000         1,390,721
                                                                    ------------
                                                                       2,520,038
            --------------------------------------------------------------------
            Public Thoroughfares--1.4%
            Cia de Concessoes Rodoviarias              103,000         3,130,998
            Obrascon Huarte Lain Brasil SA (b)         119,000         1,243,638
                                                                    ------------
                                                                       4,374,636
            --------------------------------------------------------------------
            Real Estate--0.7%
            Cyrela Brazil Realty SA                    206,000         2,293,257
            --------------------------------------------------------------------
            Transportation--1.1%
            All America Latina Logistica SA             82,000         3,453,926
            --------------------------------------------------------------------
            Water--0.3%
            Companhia de Saneamento Basico
             do Estado de Sao Paulo (a)                 60,500           950,455
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--0.6%
            Tim Participacoes SA                   163,000,000           474,750
            Tim Participacoes SA (Preferred)       483,800,000         1,244,233
                                                                    ------------
                                                                       1,718,983
            --------------------------------------------------------------------
            Total Common Stocks in Brazil                            183,310,170
================================================================================
Chile--5.4%
            Beverages--0.2%
            Embotelladora Andina SA Class B (a)         39,000           592,800
            --------------------------------------------------------------------
            Commercial Banks--0.6%
            Banco Santander Chile SA (a)                44,500         1,924,625
            --------------------------------------------------------------------
            Electric Utilities--2.3%
            Empresa Nacional de
             Electricidad SA (a)                       169,500         5,078,220
            Enersis SA (a)                             194,000         2,225,180
                                                                    ------------
                                                                       7,303,400
            --------------------------------------------------------------------
            Multiline Retail--1.0%
            Centros Comerciales
             Sudamericanos SA                        1,450,000         2,940,235


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005           9

Consolidated Schedule of Investments (concluded)               (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held      Value
================================================================================
Chile (concluded)
            Specialty Retail--0.4%
            Ripley Corp. SA (b)                      1,227,000      $  1,154,739
            --------------------------------------------------------------------
            Water--0.9%
            Inversiones Aguas Metropolitanas
             SA (a)(b)                                 150,000         2,712,720
            --------------------------------------------------------------------
            Total Common Stocks in Chile                              16,628,519
================================================================================
Colombia--0.8%
            Banks--0.8%
            BanColombia SA (a)                         103,000         2,647,100
            --------------------------------------------------------------------
            Total Common Stocks
            in Colombia                                                2,647,100
================================================================================
Mexico--30.5%
            Banks--1.0%
            Grupo Financiero Banorte,
             SA de CV 'O'                            1,424,000         3,053,759
            --------------------------------------------------------------------
            Beverages--0.8%
            Fomento Economico Mexicano,
             SA de CV (a)                               35,500         2,413,645
            --------------------------------------------------------------------
            Broadcasting & Cable TV--2.9%
            Grupo Televisa, SA (a)                     113,000         8,972,200
            --------------------------------------------------------------------
            Building--Home
            Builders--2.8%
            Corp GEO, SA de CV Series B (b)          2,086,000         7,129,872
            Urbi, Desarrollos Urbanos,
             SA de CV (b)                              227,000         1,619,093
            --------------------------------------------------------------------
            Construction &
            Engineering--0.4%
            Empresas ICA Sociedad Controladora,
             SA de CV (b)                            2,976,000         1,237,042
            --------------------------------------------------------------------
            Construction Materials--5.8%
            Cemex, SA de CV (a)                        322,000        18,128,600
            --------------------------------------------------------------------
            Food & Staples Retailing--0.2%
            Alsea SA                                   188,800           472,658
            --------------------------------------------------------------------
            Food Products--0.6%
            Gruma, SA de CV.                           104,000           316,365
            Grupo Bimbo, SA de CV Series A             472,000         1,669,909
                                                                    ------------
                                                                       1,986,274
            --------------------------------------------------------------------
            Integrated Telecommunication
            Services--3.3%
            Telefonos de Mexico, SA de CV (a)          463,000        10,385,090
            --------------------------------------------------------------------
            Metals & Mining--1.5%
            Grupo Mexico, SA de CV                   2,187,000         4,698,272
            --------------------------------------------------------------------
            Multiline Retail--3.6%
            Wal-Mart de Mexico, SA de CV             2,076,000        11,237,788
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--7.6%
            America Movil, SA de CV (a)                828,000        23,780,160
            --------------------------------------------------------------------
            Total Common Stocks in Mexico                             95,114,453
================================================================================
Venezuela--0.2%
            Integrated Telecommunication
            Services--0.2%
            Cia Anonima Nacional Telefonos de
             Venezuela--CANTV (a)                       38,000           541,120
            --------------------------------------------------------------------
            Metals & Mining--0.0%
            International Briquettes Holding (b)        27,350                --
            --------------------------------------------------------------------
            Total Common Stocks in Venezuela                             541,120
            --------------------------------------------------------------------
            Total Common Stocks
            (Cost--$187,862,837)--97.8%                              304,715,954
================================================================================

                           Short-Term               Beneficial
                           Securities                 Interest      Value
================================================================================
            Merrill Lynch Liquidity Series, LLC
             Cash Sweep Series I (c)               $ 4,961,142         4,961,142
            --------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$4,961,142)--1.6%                                   4,961,142
================================================================================
            Total Investments
            (Cost--$192,823,979*)--99.4%                            $309,677,096

            Other Assets Less Liabilities--0.6%                        1,878,789
                                                                    ------------

            Net Assets--100.0%                                      $311,555,885
                                                                    ============

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

* The cost and unrealized appreciation (depreciation) of investments, as of November 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 193,070,543
                                                                  =============
      Gross unrealized appreciation ..........................    $ 118,586,952
      Gross unrealized depreciation ..........................       (1,980,399)
                                                                  -------------
      Net unrealized appreciation ............................    $ 116,606,553
                                                                  =============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net           Interest
      Affiliate                                        Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I                         $2,910,323       $ 93,369
      --------------------------------------------------------------------------

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      See Notes to Consolidated Financial Statements.


10      MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

Consolidated Statement of Assets and Liabilities

As of November 30, 2005

===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$187,862,837) ....................................                          $ 304,715,954
                       Investments in affiliated securities, at value
                        (identified cost--$4,961,142) ......................................                              4,961,142
                       Foreign cash (cost--$81,145) ........................................                                 85,071
                       Receivables:
                          Capital shares sold ..............................................      $   2,418,957
                          Dividends ........................................................          1,063,834
                          Securities sold ..................................................             57,318           3,540,109
                                                                                                  -------------
                       Prepaid expenses ....................................................                                 24,285
                                                                                                                      -------------
                       Total assets ........................................................                            313,326,561
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .............................................            710,741
                          Capital shares redeemed ..........................................            643,940
                          Investment adviser ...............................................            212,374
                          Distributor ......................................................             56,232
                          Other affiliates .................................................             52,452           1,675,739
                                                                                                  -------------
                       Accrued expenses ....................................................                                 94,937
                                                                                                                      -------------
                       Total liabilities ...................................................                              1,770,676
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ..........................................................                          $ 311,555,885
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized ......................................                          $     376,526
                       Class B Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized ......................................                                 34,378
                       Class C Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized ......................................                                 71,494
                       Class I Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized ......................................                                362,978
                       Paid-in capital in excess of par ....................................                            293,687,003
                       Undistributed investment income .....................................      $   3,345,041
                       Accumulated realized capital losses--net ............................       (103,195,109)
                       Unrealized appreciation--net ........................................        116,873,574
                                                                                                  -------------
                       Total accumulated earnings--net .....................................                             17,023,506
                                                                                                                      -------------
                       Net Assets ..........................................................                          $ 311,555,885
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $139,062,477 and
                        3,765,260 shares outstanding .......................................                          $       36.93
                                                                                                                      =============
                       Class B--Based on net assets of $12,143,948 and
                        343,777 shares outstanding .........................................                          $       35.33
                                                                                                                      =============
                       Class C--Based on net assets of $25,070,662 and
                        714,941 shares outstanding .........................................                          $       35.07
                                                                                                                      =============
                       Class I--Based on net assets of $135,278,798 and
                        3,629,784 shares outstanding .......................................                          $       37.27
                                                                                                                      =============

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005          11

Consolidated Statements of Operations

For the Year Ended November 30, 2005

===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $590,266 foreign withholding tax) .................                          $   7,123,978
                       Interest from affiliates ............................................                                 93,369
                                                                                                                      -------------
                       Total income ........................................................                              7,217,347
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ............................................      $   2,087,493
                       Account maintenance fees--Class A ...................................            262,554
                       Custodian fees ......................................................            195,059
                       Transfer agent fees--Class A ........................................            147,264
                       Account maintenance and distribution fees--Class C ..................            128,956
                       Accounting services .................................................            123,216
                       Account maintenance and distribution fees--Class B ..................            116,995
                       Transfer agent fees--Class I ........................................            111,085
                       Professional fees ...................................................             80,227
                       Registration fees ...................................................             66,794
                       Printing and shareholder reports ....................................             61,202
                       Directors' fees and expenses ........................................             44,387
                       Transfer agent fees--Class C ........................................             21,279
                       Transfer agent fees--Class B ........................................             19,915
                       Pricing fees ........................................................              3,319
                       Other ...............................................................             27,909
                                                                                                  -------------
                       Total expenses ......................................................                              3,497,654
                                                                                                                      -------------
                       Investment income--net ..............................................                              3,719,693
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net .................................................         23,705,298
                          Foreign currency transactions--net ...............................             97,922          23,803,220
                                                                                                  -------------
                       Change in unrealized appreciation on:
                          Investments--net .................................................         83,094,053
                          Foreign currency transactions--net ...............................             (9,034)         83,085,019
                                                                                                  ---------------------------------
                       Total realized and unrealized gain--net .............................                            106,888,239
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ................                          $ 110,607,932
                                                                                                                      =============

      See Notes to Consolidated Financial Statements.


12      MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

Consolidated Statements of Changes in Net Assets

                                                                                                          For the Year Ended
                                                                                                             November 30,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                     2005                2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................      $   3,719,693       $   1,898,846
                       Realized gain--net ..................................................         23,803,220          18,278,689
                       Change in unrealized appreciation/depreciation--net .................         83,085,019          25,801,241
                                                                                                  ---------------------------------
                       Net increase in net assets resulting from operations ................        110,607,932          45,978,776
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ..........................................................         (1,333,099)         (1,086,038)
                          Class B ..........................................................            (85,843)           (131,947)
                          Class C ..........................................................            (80,874)            (47,405)
                          Class I ..........................................................           (926,811)           (551,604)
                                                                                                  ---------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders .......................................................         (2,426,627)         (1,816,994)
                                                                                                  ---------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from
                        capital share transactions .........................................         54,977,709          (5,279,918)
                                                                                                  ---------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
                       Redemption fees .....................................................            355,418               1,063
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ........................................        163,514,432          38,882,927
                       Beginning of year ...................................................        148,041,453         109,158,526
                                                                                                  ---------------------------------
                       End of year* ........................................................      $ 311,555,885       $ 148,041,453
                                                                                                  =================================
                          * Undistributed investment income--net ...........................      $   3,345,041       $     478,534
                                                                                                  =================================

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005          13

Consolidated Financial Highlights

                                                                                                 Class A
                                                                      ------------------------------------------------------------
                                                                                     For the Year Ended November 30,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                  2005         2004         2003         2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......     $  22.45     $  15.71     $  10.15     $  11.56     $  13.00
                                                                      ------------------------------------------------------------
                       Investment income--net** .................          .51          .29          .19          .16          .09
                       Realized and unrealized gain (loss)--net .        14.29         6.72         5.40        (1.57)       (1.53)
                                                                      ------------------------------------------------------------
                       Total from investment operations .........        14.80         7.01         5.59        (1.41)       (1.44)
                                                                      ------------------------------------------------------------
                       Less dividends from investment income--net         (.37)        (.27)        (.03)          --           --
                                                                      ------------------------------------------------------------
                       Redemption fees ..........................          .05           --+          --           --           --
                                                                      ------------------------------------------------------------
                       Net asset value, end of year .............     $  36.93     $  22.45     $  15.71     $  10.15     $  11.56
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......        67.10%       45.35%       55.23%      (12.20%)     (11.08%)
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .................................         1.68%        1.85%        2.07%        2.10%        1.98%
                                                                      ============================================================
                       Investment income--net ...................         1.81%        1.60%        1.52%        1.37%         .69%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ...     $139,062     $ 81,969     $ 62,145     $ 42,062     $ 39,508
                                                                      ============================================================
                       Portfolio turnover .......................        47.35%       56.80%       57.86%       45.85%       43.74%
                                                                      ============================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Includes redemption fees, which are less than $.01 per share.

      See Notes to Consolidated Financial Statements.


14      MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

                                                                                                 Class B
                                                                      ------------------------------------------------------------
                                                                                     For the Year Ended November 30,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                  2005         2004         2003         2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......     $  21.45     $  15.01     $   9.75     $  11.20     $  12.69
                                                                      ------------------------------------------------------------
                       Investment income (loss)--net** ..........          .29          .15          .08          .07          --+
                       Realized and unrealized gain (loss)--net .        13.70         6.43         5.18        (1.52)       (1.49)
                                                                      ------------------------------------------------------------
                       Total from investment operations .........        13.99         6.58         5.26        (1.45)       (1.49)
                                                                      ------------------------------------------------------------
                       Less dividends from investment income--net         (.16)        (.14)          --           --           --
                                                                      ------------------------------------------------------------
                       Redemption fees ..........................          .05          --++          --           --           --
                                                                      ------------------------------------------------------------
                       Net asset value, end of year .............     $  35.33     $  21.45     $  15.01     $   9.75     $  11.20
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......        65.91%       44.16%       53.95%      (12.95%)     (11.74%)
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
                       Expenses .................................         2.46%        2.64%        2.89%        2.91%        2.78%
                                                                      ============================================================
                       Investment income (loss)--net ............         1.10%         .86%         .75%         .62%        (.04%)
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ...     $ 12,144     $ 11,497     $ 15,129     $ 18,259     $ 49,253
                                                                      ============================================================
                       Portfolio turnover .......................        47.35%       56.80%       57.86%       45.85%       43.74%
                                                                      ============================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++    Includes redemption fees, which are less than $.01 per share.

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005          15

                                                                                                 Class C
                                                                      ------------------------------------------------------------
                                                                                     For the Year Ended November 30,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                  2005         2004         2003         2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......     $  21.38     $  15.00     $   9.74     $  11.19     $  12.68
                                                                      ------------------------------------------------------------
                       Investment income (loss)--net** ..........          .25          .14          .08          .07         (.01)
                       Realized and unrealized gain (loss)--net .        13.64         6.41         5.18        (1.52)       (1.48)
                                                                      ------------------------------------------------------------
                       Total from investment operations .........        13.89         6.55         5.26        (1.45)       (1.49)
                                                                      ------------------------------------------------------------
                       Less dividends from investment income--net         (.25)        (.17)          --           --           --
                                                                      ------------------------------------------------------------
                       Redemption fees ..........................          .05           --+          --           --           --
                                                                      ------------------------------------------------------------
                       Net asset value, end of year .............     $  35.07     $  21.38     $  15.00     $   9.74     $  11.19
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......        65.90%       44.15%       54.00%      (12.96%)     (11.75%)
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .................................         2.45%        2.63%        2.88%        2.91%        2.78%
                                                                      ============================================================
                       Investment income (loss)--net ............          .94%         .80%         .71%         .59%        (.06%)
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ...     $ 25,071     $  6,655     $  4,074     $  3,084     $  4,538
                                                                      ============================================================
                       Portfolio turnover .......................        47.35%       56.80%       57.86%       45.85%       43.74%
                                                                      ============================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Includes redemption fees, which are less than $.01 per share.

      See Notes to Consolidated Financial Statements.


16      MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

Consolidated Financial Highlights (concluded)

                                                                                                 Class I
                                                                      ------------------------------------------------------------
                                                                                     For the Year Ended November 30,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                  2005         2004         2003         2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......     $  22.64     $  15.83     $  10.23     $  11.66     $  13.08
                                                                      ------------------------------------------------------------
                       Investment income--net** .................          .57          .33          .22          .19          .13
                       Realized and unrealized gain (loss)--net .        14.42         6.79         5.44        (1.59)       (1.55)
                                                                      ------------------------------------------------------------
                       Total from investment operations .........        14.99         7.12         5.66        (1.40)       (1.42)
                                                                      ------------------------------------------------------------
                       Less dividends from investment income--net         (.41)        (.31)        (.06)        (.03)          --
                                                                      ------------------------------------------------------------
                       Redemption fees ..........................          .05           --+          --           --           --
                                                                      ------------------------------------------------------------
                       Net asset value, end of year .............     $  37.27     $  22.64     $  15.83     $  10.23     $  11.66
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......        67.55%       45.73%       55.61%      (12.04%)     (10.86%)
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .................................         1.43%        1.60%        1.81%        1.85%        1.73%
                                                                      ============================================================
                       Investment income--net ...................         1.98%        1.81%        1.78%        1.63%         .97%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ...     $135,279     $ 47,921     $ 27,811     $ 17,018     $ 22,753
                                                                      ============================================================
                       Portfolio turnover .......................        47.35%       56.80%       57.86%       45.85%       43.74%
                                                                      ============================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Includes redemption fees, which are less than $.01 per share.

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005          17

Notes to Consolidated Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


18      MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005          19

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,800 has been reclassified between accumulated realized capital losses and paid-in capital in excess of par, and $1,573,441 has been reclassified between accumulated realized capital losses and undistributed net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards, passive foreign investment companies and foreign currency transactions. These reclassifications had no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

------------------------------------------------------------------------
                                          Account           Distribution
                                       Maintenance Fee          Fee
------------------------------------------------------------------------
Class A ...........................         .25%                 --
Class B ...........................         .25%                .75%
Class C ...........................         .25%                .75%
------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S


20      MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005
earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------
                                          FAMD               MLPF&S
--------------------------------------------------------------------
Class A ...........................      $8,355             $119,941
Class I ...........................      $   73             $    880
--------------------------------------------------------------------

For the year ended November 30, 2005, MLPF&S received contingent deferred sales charges of $2,673 and $10,418 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,188 relating to transactions subject to front-end sales charge waivers in Class I Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $119,038 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended November 30, 2005, the Fund reimbursed MLIM $4,592 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2005 were $152,567,293 and $98,140,481, respectively.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $54,977,709 and $(5,279,918) for the years ended November 30, 2005 and November 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2005                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................        1,485,104      $ 40,057,939
Automatic conversion of shares .............          206,329         5,718,018
Shares issued to shareholders in
 reinvestment of dividends .................           46,522         1,077,449
                                                    ---------------------------
Total issued ...............................        1,737,955        46,853,406
Shares redeemed ............................       (1,624,528)      (43,327,517)
                                                    ---------------------------
Net increase ...............................          113,427      $  3,525,889
                                                    ===========================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2004                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          238,048      $  4,381,885
Automatic conversion of shares .............          328,350         5,758,766
Shares issued to shareholders in
 reinvestment of dividends .................           54,762           879,468
                                                    ---------------------------
Total issued ...............................          621,160        11,020,119
Shares redeemed ............................         (924,723)      (16,642,917)
                                                    ---------------------------
Net decrease ...............................         (303,563)     $ (5,622,798)
                                                    ===========================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2005                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          158,749      $  4,289,555
Shares issued to shareholders in
 reinvestment of dividends .................            3,129            69,840
                                                    ---------------------------
Total issued ...............................          161,878         4,359,395
                                                    ---------------------------
Automatic conversion of shares .............         (214,990)       (5,718,018)
Shares redeemed ............................         (139,045)       (3,746,823)
                                                    ---------------------------
Total redeemed .............................         (354,035)       (9,464,841)
                                                    ---------------------------
Net decrease ...............................         (192,157)     $ (5,105,446)
                                                    ===========================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2004                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................           39,609      $    707,486
Shares issued to shareholders in
 reinvestment of dividends .................            7,013           108,484
                                                    ---------------------------
Total issued ...............................           46,622           815,970
                                                    ---------------------------
Automatic conversion of shares .............         (342,243)       (5,758,766)
Shares redeemed ............................         (176,172)       (3,029,226)
                                                    ---------------------------
Total redeemed .............................         (518,415)       (8,787,992)
                                                    ---------------------------
Net decrease ...............................         (471,793)     $ (7,972,022)
                                                    ===========================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2005                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          560,993      $ 15,756,268
Shares issued to shareholders in
 reinvestment of dividends .................            2,999            66,431
                                                    ---------------------------
Total issued ...............................          563,992        15,822,699
Shares redeemed ............................         (160,291)       (4,260,680)
                                                    ---------------------------
Net increase ...............................          403,701      $ 11,562,019
                                                    ===========================


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005          21

Notes to Consolidated Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2004                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          119,223      $  2,160,655
Shares issued to shareholders in
 reinvestment of dividends .................            2,431            37,462
                                                    ---------------------------
Total issued ...............................          121,654         2,198,117
Shares redeemed ............................          (82,043)       (1,383,354)
                                                    ---------------------------
Net increase ...............................           39,611      $    814,763
                                                    ===========================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2005                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................        2,655,231      $ 76,713,225
Shares issued to shareholders in
 reinvestment of dividends .................           37,478           873,985
                                                    ---------------------------
Total issued ...............................        2,692,709        77,587,210
Shares redeemed ............................       (1,179,987)      (32,591,963)
                                                    ---------------------------
Net increase ...............................        1,512,722      $ 44,995,247
                                                    ===========================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2004                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................        1,051,400      $ 20,042,093
Shares issued to shareholders in
 reinvestment of dividends .................           31,287           505,596
                                                    ---------------------------
Total issued ...............................        1,082,687        20,547,689
Shares redeemed ............................         (722,213)      (13,047,550)
                                                    ---------------------------
Net increase ...............................          360,474      $  7,500,139
                                                    ===========================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended November 30, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. Commitments:

At November 30, 2005, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell a foreign currency with approximate values of $528,300 and $40,100, respectively.

7. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.491914 per Class A Share, $.204954 per Class B Share, $.387451 per Class C Share and $.561175 per Class I Share on December 22, 2005 to shareholders of record on December 16, 2005.

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                    11/30/2005        11/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
 Ordinary income ...........................        $2,426,627        $1,816,994
                                                    ----------------------------
Total taxable distributions ................        $2,426,627        $1,816,994
                                                    ============================

As of November 30, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................       $   4,324,862
Undistributed long-term capital gains--net ..............                  --
                                                                -------------
Total undistributed earnings--net .......................           4,324,862
Capital loss carryforward ...............................        (102,736,929)*
Unrealized gains--net ...................................         115,435,573**
                                                                -------------
Total accumulated earnings--net .........................       $  17,023,506
                                                                =============

* On November 30, 2005, the Fund had a net capital loss carryforward of $102,736,929, of which $30,244,212 expires in 2006, $26,681,113 expires in
      2007, $4,233,519 expires in 2009, $30,609,327 expires in 2010 and
      $10,968,758 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


22      MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2005, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 18, 2006

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Latin America Fund, Inc. to shareholders of record on December 17, 2004:

----------------------------------------------------------------------------
Qualified Dividend Income for Individuals .................              100%
Foreign Source Income .....................................            90.09%*
Foreign Taxes Paid Per Share ..............................        $ .070226
----------------------------------------------------------------------------

* Expressed as a percentage of the distribution grossed-up for foreign taxes. The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005          23

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     2000 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     50 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 65                              tional Consultant, Urban Institute, Washington, D.C.
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     2000 to  Professor, Harvard Business School since 1989;        49 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  50 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985 to                      Inc.
            Age: 53                              1989; Associate Professor, Graduate School of                         (manufac-
                                                 Business Administration, University of Michigan from                  turing)
                                                 1979 to 1985; Director, Harvard Business School of
                                                 Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       49 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser) in   50 Portfolios
            08543-9095                           2000; General Counsel, Director and Secretary of
            Age: 60                              Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000; Secretary,
                                                 Sanford C. Bernstein Fund, Inc. from 1994 to 2000;
                                                 Director and Secretary of SCB, Inc. since 1998;
                                                 Director and Secretary of SCB Partners, Inc. since
                                                 2000; and Director of Covenant House from 2001 to
                                                 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   49 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        50 Portfolios
            08543-9095                           Service, from 1961 to 1995 and Career Minister from
            Age: 70                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


24      MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1991 to  Professor of Finance from 1984 to 1995, Dean from     49 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          50 Portfolios   Co., Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     1994 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of the Prudential Insurance  50 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former Director
            Age: 71                              of Prudential Reinsurance Company and former Trustee
                                                 of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer    to       Director since 2004; Vice President of MLIM and FAM from 1990 to 1997;
                                        present  Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and
                                                 Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
William     P.O. Box 9011  Vice         2002 to  Director of MLIM since 2004; Vice President of MLIM from 2002 to 2004; Latin
Landers     Princeton, NJ  President    present  American research analyst at Credit Suisse First Boston from 1999 to 2001.
            08543-9011
            Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997. Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005          25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


26      MERRILL LYNCH LATIN AMERICA FUND, INC.     NOVEMBER 30, 2005

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Latin America Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #16140 -- 11/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending November 30, 2005 - $35,000
                                  Fiscal Year Ending November 30, 2004 - $33,000

         (b) Audit-Related Fees - Fiscal Year Ending November 30, 2005 - $0
                                  Fiscal Year Ending November 30, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending November 30, 2005 - $7,400
                                  Fiscal Year Ending November 30, 2004 - $7,300
         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending November 30, 2005 - $0
                                  Fiscal Year Ending November 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending November 30, 2005 - $5,738,110
             Fiscal Year Ending November 30, 2004 - $12,448,225

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Latin America Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Latin America Fund, Inc.

Date: January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Latin America Fund, Inc.

Date: January 25, 2006


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Latin America Fund, Inc.

Date: January 25, 2006